                        SIGNATURES OF REPORTING PERSONS

   This Statement on Form 4 is filed by the Reporting Persons listed below.

Dated: April 4, 2018

                                  SILVER PRIVATE HOLDINGS I, LLC
                                  By: Silver Private Investments, LLC, its sole
                                  member

                                  By: /s/ Peter Berger
                                      ------------------------------------------
                                      Name:  Peter Berger
                                      Title: Authorized Signatory

                                  SILVER PRIVATE INVESTMENTS, LLC

                                  By: /s/ Peter Berger
                                      ------------------------------------------
                                      Name:  Peter Berger
                                      Title: Authorized Signatory

                                  SIRIS PARTNERS III, L.P.
                                  SIRIS PARTNERS III PARALLEL, L.P.
                                  By: Siris Partners GP III, L.P., its general
                                  partner
                                  By: Siris GP HoldCo III, LLC, its general
                                  partner

                                  By: /s/ Peter Berger
                                      ------------------------------------------
                                      Name:  Peter Berger
                                      Title: Managing Member

                                  SIRIS PARTNERS GP III, L.P.
                                  By: Siris GP HoldCo III, LLC, its general
                                  partner

                                  By: /s/ Peter Berger
                                      ------------------------------------------
                                      Name:  Peter Berger
                                      Title: Managing Member

                                  SIRIS GP HOLDCO III, LLC

                                  By: /s/ Peter Berger
                                      ------------------------------------------
                                      Name:  Peter Berger
                                      Title: Managing Member

                                  SIRIS CAPITAL GROUP III, L.P.
                                  By: Siris Advisor HoldCo III, LLC, its general
                                  partner

                                  By: /s/ Peter Berger
                                      ------------------------------------------
                                      Name:  Peter Berger
                                      Title: Managing Member

                                  SIRIS CAPITAL GROUP, LLC
                                  By:  Siris Advisor HoldCo, LLC, its managing
                                  member

                                  By: /s/ Peter Berger
                                      ------------------------------------------
                                      Name:  Peter Berger
                                      Title: Managing Member

                                  SIRIS ADVISOR HOLDCO III, LLC

                                  By: /s/ Peter Berger
                                      ------------------------------------------
                                      Name:  Peter Berger
                                      Title: Managing Member

                                  SIRIS ADVISOR HOLDCO, LLC

                                  By: /s/ Peter Berger
                                      ------------------------------------------
                                      Name:  Peter Berger
                                      Title: Managing Member